Exhibit 32-B

Certification of Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffery P. Howells, Executive Vice President and Chief Financial Officer of Tech Data Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Annual Report on Form 10-K of Tech Data Corporation for the annual period ended January 31, 2007, (the “Report”) fully complies with the requirements of Section 13(a) ) of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2007

/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President and Chief Financial Officer